UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported): June 22, 2022

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714

(Address of principal executive offices, including zip code)

(847) 966-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 22, 2022, Perma-Pipe International Holdings, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below is information regarding the results of the matters voted on by the Company’s stockholders at the Annual Meeting.

Proposal 1.     Elect five directors to hold office until the Company’s 2022 Annual Meeting of Stockholders and until their successors are otherwise duly elected and qualified:

Director Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Cynthia A. Boiter	3,176,111	156,545	2,320	809,674
David B. Brown	3,178,092	154,564	2,320	809,674
David J. Mansfield	3,259,391	73,265	2,320	809,674
Robert McNally	3,314,816	19,760	400	809,674
Jerome T. Walker	3,128,768	198,659	7,549	809,674

All directors were elected with over 93% of the shares voted at the Annual Meeting voting for their re-election compared to approximately 89% of the shares voted at the 2021 Annual Meeting of Stockholders.

Proposal 2.     Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,252,385	75,541	7,050	809,674

The Company's proposal regarding the compensation of the named executive officers was approved by almost 98% of the shares voted at the Annual Meeting.

Proposal 3. Ratify the selection of Grant Thornton LLP ("Grant Thornton") as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023:

Votes For	Votes Against	Abstentions
4,110,608	29,246	4,796

The Company's proposal regarding the selection of Grant Thornton was approved by over 99% of the shares voted at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: July 1, 2022	By: /s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer